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                                                                    EXHIBIT 23.2































                          CONSENT OF KRANITZ & PHILIPP


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                          CONSENT OF KRANITZ & PHILIPP





         We consent to the references to us under the captions "Certain Relationships and Related Transactions" and "Legal Matters" in the prospectus comprising a part of the registration statement of Harp & Eagle, Ltd. on Form SB-2 (File No. 333-55088), and elsewhere in the registration statement.




                                              /s/ KRANITZ & PHILIPP
                                                KRANITZ & PHILIPP




Milwaukee, Wisconsin
August 27, 2001